SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12

                      ______________SANDERSON FARMS, INC. _
                (Name of Registrant as Specified In Its Charter)
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)     Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:
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3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant  to  Exchange  Act Rule  0-11 (Set  forth the  amount on which the
     filing   fee  is   calculated   and   state   how   it   was   determined):
     --------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
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2) Form, Schedule or Registration Statement No.:
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3) Filing Party:
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4) Date Filed:
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





                                               January 30, 2003

Dear Stockholder:



         The 2003 Annual Meeting of Stockholders of the Company will be held in the Magnolia Room of the Ramada Inn in Laurel, Mississippi, at 10:00 A.M. on Thursday, February 27, 2003. The purposes of the Annual Meeting are set forth in the accompanying Notice and Proxy Statement.

         The 2002 Annual Report, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended October 31, 2002. The Annual Report is not to be considered part of the proxy solicitation materials.

         We cordially invite you to attend the Annual Meeting. If you cannot attend, please complete and return the enclosed Proxy so that your vote can be recorded.

                                   Cordially,


                                   /s/Joe F. Sanderson, Jr.
                                   Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 27, 2003

To the Stockholders:

     The Annual Meeting of Stockholders of Sanderson Farms, Inc. (the "Company") will be held in the Magnolia Room of the Ramada Inn in Laurel, Mississippi at 10:00 A.M. (local time) on Thursday, February 27, 2003, for the following purposes:

(1)  To elect Class B Directors to serve until the 2006 annual  meeting;

(2)  To elect one Class C Director to serve until the 2004 annual meeting;

(3) To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2003; (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The business to be transacted at the Annual Meeting is more fully described in the accompanying Proxy Statement, to which reference is hereby made.

         The Board of Directors has fixed the close of business on January 7, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS:

                                        /s/James A. Grimes
                                        Secretary
Dated: January 30, 2003

                                 PROXY STATEMENT

General

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Sanderson Farms, Inc. (the "Company"), P.O. Box 988, Laurel, Mississippi 39441, in connection with the 2003 Annual Meeting of Stockholders to be held February 27, 2003, and any adjournments of that meeting. Execution of the Proxy will not in any way affect a stockholder's right to attend the meeting and, upon revocation of the Proxy, to vote in person. Proxies may be revoked at any time before they are voted by filing with the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date. Unless they are revoked, Proxies in the form enclosed, properly executed and received by the Secretary of the Company prior to the Annual Meeting, will be voted at the meeting as specified by the stockholder in the Proxy or, except with respect to broker non-votes, if no specification is made in the Proxy, then FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders, and according to their discretion upon all other matters which may properly come before the meeting. Broker non-votes will be treated as not present for purposes of calculating the vote on a matter for which no specification is made in the Proxy, and will not be counted either as a vote FOR or AGAINST a proposal or as an ABSTENTION with respect thereto. The cost of soliciting Proxies is being paid by the Company.

     The Company's 2002 Annual Report accompanies this Proxy Statement, but is not to be considered a part of the proxy solicitation materials. The record date for the Annual Meeting is January 7, 2003. These materials are being mailed to stockholders on or about January 30, 2003.

Capital Stock

     The authorized capital stock of the Company consists of 5,000,000 shares of non-voting preferred stock, of which 500,000 shares have been designated Series A Junior Participating Preferred Stock, par value $100.00 per share, none of which shares have been issued, and 100,000,000 shares of voting Common Stock, par value $1.00 per share, of which 13,018,276 shares had been issued and were outstanding as of January 7, 2003, the record date for the Annual Meeting. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such stockholder is entitled to one vote for each share of common stock held at that date.

Beneficial Ownership

     The following table sets forth information, as of January 7, 2003, concerning (a) the only stockholders known by the Company to own beneficially more than 5% of the common stock of the Company, which is the only class of voting securities outstanding, (b) the beneficial ownership of common stock of the executive officers named in the "Summary Compensation Table" below, and (c) the beneficial ownership of common stock by all directors and executive officers of the Company as a group.

                                                Amount
Beneficial Owner(s)                           Beneficially          Percent
   and Address                                Owned(1)(2)          of Class
-------------------                           -----------          --------
Estate of Joe Frank Sanderson (3)           2,399,672 shares           18.43%
Estate of Dewey R. Sanderson, Jr. (4)       2,879,403 shares           22.12%
Dimensional Fund Advisors, Inc. (5)           892,200 shares            6.86%
Joe F. Sanderson, Jr. (6)                   2,870,902 shares           22.05%
William R. Sanderson (7)                    2,829,128 shares           21.73%
Hugh V. Sanderson (8)                       3,125,316 shares           24.01%
Robert Buck Sanderson (9)                   3,134,753 shares           24.08%
D. Michael Cockrell (10)                       38,492 shares             (16)
Trustmark National Bank (2)(11)             1,231,618 shares            9.46%
Lampkin Butts (2) (12)                      1,256,196 shares            9.65%
James A. Grimes (13)                           22,120 shares             (16)
Robin Robinson (2) (14)                     1,231,618 shares            9.46%
All Directors and executive
officers as a
group (12 persons) (15)                    7,802,110 shares            59.93%


     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

     (2) Lampkin Butts, Robin Robinson and Trustmark National Bank are the trustees of the Employee Stock Ownership Plan and Trust of Sanderson Farms, Inc. and Affiliates (the "ESOP"), which is the record owner of 1,231,618 shares of common stock of the Company. Trustmark National Bank and Mr. Butts and Ms. Robinson, in their respective capacities as trustees of the ESOP, share with each other investment power with respect to those shares of common stock and therefore are each deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 1,231,618 shares of common stock owned of record by the ESOP. Each of them disclaims beneficial ownership of such shares. With respect to the voting power of the 1,231,618 shares of common stock, the participants in the ESOP have sole voting power over those shares allocated to their respective accounts.

     (3) Address: P. O. Box 988, Laurel, Mississippi, 39441. On January 4, 1998, Joe Frank Sanderson died. The shares beneficially owned by Joe Frank Sanderson are now beneficially owned by the Estate of Joe Frank Sanderson (the "JFS Estate"). The co-executors of the JFS Estate are Joe Frank Sanderson's sons, Joe
F. Sanderson, Jr. and William R. Sanderson. Pursuant to a Pledge Agreement dated as of March 21, 2000, the Estate has pledged all of the shares of common stock owned by it to secure its obligations under its Credit Agreement dated as of March 21, 2000 with two banks. The Credit Agreement pertains to borrowings of $13,500,000, the proceeds of which were used to pay estate taxes (please see "Certain Transactions" below).

     (4) Address: P. O. Box 988, Laurel, Mississippi 39441. Mr. Dewey R. Sanderson, Jr. died on December 2, 1999. The shares owned of record by Mr. Sanderson are now owned by his estate (the "DRS Estate"). The co-executors of the DRS Estate are Dewey R. Sanderson's sons, Robert Buck Sanderson and Hugh V. Sanderson. Pursuant to a Pledge Agreement dated as of September 2, 2000, the DRS Estate pledged 1,703,364 shares of common stock owned by it to secure its obligations under its Credit Agreement dated as of September 2, 2000, with a bank. This Credit Agreement pertains to the borrowings of $6,148,050, the proceeds of which were used to pay estate taxes.

     (5) Address: 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

     (6) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 147,555 shares owned of record by Joe F. Sanderson, Jr., over which he exercises sole voting and investment power, and 49,993 shares allocated to Joe F. Sanderson, Jr.'s account in the Company's ESOP, with respect to which he has sole voting power. The trustees of the ESOP share investment power over the 49,993 shares allocated to Joe F. Sanderson, Jr.'s account under the ESOP. The amount in the table includes 2,399,672 shares beneficially owned by Joe F. Sanderson, Jr. as co-executor of the JFS Estate. The co-executors share voting and investment power with respect to these shares. The amount shown in the table also includes 6,539 shares owned of record by Joe F. Sanderson, Jr.'s wife, over which she exercises sole voting and investment power. The amount in the table also includes 147,143 shares owned of record by a charitable private foundation established by Joe Frank Sanderson, for which Joe F. Sanderson, Jr. serves as a director and as such, shares voting and investment power with the other directors of the foundation with respect to such shares. Pursuant to Rule 13d-4 of the Securities Exchange Act of 1934 (the "Exchange Act"), Joe F. Sanderson, Jr. disclaims beneficial ownership of the 6,539 shares owned of record by his wife, the 2,399,672 shares owned of record by the JFS Estate, and the 147,143 shares owned of record by the foundation. The amount in the table also includes 120,000 options to purchase shares owned by Mr. Sanderson under the Sanderson Farms, Inc. and Affiliates Stock Option Plan (the "Stock Option Plan"), which options to purchase such shares were fully vested and exercisable on the date of the Proxy. The amount in the table does not include vested shares of phantom stock.

     (7) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 227,984 shares owned of record by William R. Sanderson, over which he exercises sole voting and investment power, 9,610 shares allocated to his account under the ESOP, over which he exercises sole voting power, 8,460 shares owned of record by William R. Sanderson's wife, over which she exercises sole voting and investment power, and 28,134 shares owned by Mr. Sanderson as custodian for his minor children, over which he exercises sole voting and investment power. The trustees of the ESOP share investment power with respect to the 9,610 shares allocated to William R. Sanderson's account under the ESOP. The amount in the table includes 2,399,672 shares beneficially owned by William
R. Sanderson as co-executor of the JFS Estate. The co-executors share voting and investment power with respect to the 2,399,672 shares owned of record by the JFS Estate. The amount in the table also includes 147,143 shares owned of record by a charitable private foundation established by Joe Frank Sanderson, for which William R. Sanderson serves as a director and as such, shares voting and investment power with the other directors of the foundation with respect to such shares. Pursuant to Rule 13d-4 of the Exchange Act, William R. Sanderson disclaims the beneficial ownership of the 8,460 shares owned of record by his wife, the 28,134 shares owned by Mr. Sanderson as custodian for his minor children, the 2,399,672 shares owned of record by the JFS Estate, and the 147,143 shares owned of record by the foundation. The amount in the table also includes 8,125 options to purchase shares owned by William R. Sanderson under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of the Proxy. The amount in the table does not include vested shares of phantom stock.

     (8) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 242,086 shares owned of record by Hugh V. Sanderson, over which he exercises sole voting and investment power, and 2,577 shares allocated to his account under the ESOP. The amount in the table also includes 2,879,403 shares beneficially owned by Hugh V. Sanderson as co-executor of the DRS Estate. The co-executors share voting and investment power with respect to the 2,879,403 shares owned of record by the DRS Estate. Hugh V. Sanderson exercises sole voting power over the 2,577 shares allocated to his account under the Company's ESOP, and the trustees of the ESOP share investment power over such shares. Pursuant to Rule 13d-4 of the Exchange Act, Hugh V. Sanderson disclaims the beneficial ownership of the 2,879,403 shares owned of record by the DRS Estate. The amount in the table also includes 1,250 options to purchase shares owned by Hugh V. Sanderson under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of the Proxy.

     (9) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 254,086 shares owned of record by Robert Buck Sanderson, over which he exercises sole voting and investment power, and 514 shares allocated to his account in the ESOP. The amount in the table also includes 2,879,403 shares beneficially owned by Robert Buck Sanderson as co-executor of the Estate. The co-executors share voting and investment power with respect to the 2,879,403 shares owned of record by the DRS Estate. Robert Buck Sanderson exercises sole voting power over the 514 shares allocated to his account under the ESOP, and the trustees of the ESOP share investment power over such shares. Pursuant to Rule 13d-4 of the Exchange Act, Robert Buck Sanderson disclaims the beneficial ownership of the 2,879,403 shares owned of record by the DRS Estate. The amount in the table also includes 750 options to purchase shares owned by Robert Buck Sanderson under the Company's Stock Option Plan, which options to purchase shares were fully vested and exercisable on the date of the Proxy.

     (10) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 1,850 shares owned of record by Mr. Cockrell over which he exercises sole voting and investment power, and 1,017 shares allocated to Mr. Cockrell's account in the ESOP, with respect to which Mr. Cockrell has sole voting power. The trustees of the ESOP share investment power over the 1,017 shares allocated to Mr. Cockrell's account under the ESOP. The amount in the table also includes 35,625 options to purchase shares owned by Mr. Cockrell under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of this Proxy. The amount in the table does not include vested shares of phantom stock.

     (11) Address: 415 North Magnolia, Laurel, Mississippi 39940. See note (2) above for a description of the nature of Trustmark National Bank's beneficial ownership of the 1,231,618 shares of common stock owned of record by the ESOP. Trustmark National Bank, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, which constitute all shares reported as being beneficially owned by it.

     (12) Address: P. O. Box 988, Laurel, Mississippi 39441. See note (2) for a description of the nature of Mr. Butts's beneficial ownership of the 1,231,618 shares of common stock owned of record by the ESOP. The amount in the table also includes 8,873 shares owned of record by Mr. Butts, and 80 shares held as custodian for a child, over which he exercises sole voting and investment power. With respect to the 24,723 shares allocated to his account under the Company's ESOP, Mr. Butts has sole voting power, but shares investment power with the other trustees of the ESOP. The amount in the table also includes 15,625 options to purchase shares owned by Mr. Butts under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of this Proxy. The amount in the table does not include vested shares of phantom stock. Mr. Butts, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of the 80 shares he holds as custodian for a child, and of all shares of common stock owned of record by the ESOP, except the 24,723 shares allocated to his individual account.

     (13) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 8,995 shares allocated to Mr. Grimes's account in the ESOP, with respect to which Mr. Grimes has sole voting power. The trustees of the ESOP share investment power over the 8,995 shares allocated to Mr. Grimes's account under the ESOP. The amount in the table also includes 13,125 options to purchase shares owned by Mr. Grimes under the Company's Stock Option Plan, which options to purchase shares were fully vested and exercisable on the date of this Proxy.

     (14) Address: P. O. Box 988, Laurel, Mississippi 39441. See note (2) above for a description of the nature of Ms. Robinson's beneficial ownership of the 1,231,618 shares of common stock owned of record by the ESOP. Ms. Robinson, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 7,098 shares allocated to her individual account, with respect to which Ms. Robinson has sole voting power, and over which she shares investment power with the other trustees of the ESOP.

     (15) Includes an aggregate of 97,429 shares allocated to the accounts of all Directors and executive officers, as a group (13 persons, 7 participating) under the ESOP. See note (2) above.

     (16) Less than 1%.

                              ELECTION OF DIRECTORS

     The amended Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (Class A, Class B and Class C), with each class containing one-third, or as close to one-third as possible, of the total number of directors, and that the total number of directors shall be fixed by the Board of Directors in the By-laws. At the current time, the Board of Directors has fixed the number of directors at twelve, resulting in there being four directors in each class. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. At the 2003 Annual Meeting, stockholders will elect Class B Directors, whose terms will expire at the 2006 annual meeting. In addition, the shareholders will elect one Class C Director, whose term will expire at the 2004 annual meeting. This Class C Director position has remained vacant since 1998 when the shareholders approved an amendment to the Articles of Incorporation increasing the number of directors on the board from nine to twelve.

     The address of each director is Post Office Box 988, Laurel, Mississippi 39441.


Nominees for Class B and C Directors

     The Board of Directors proposes for election as Class B Directors the four nominees listed below, each to serve as a Class B Director until the 2006 annual meeting or until his successor is elected and has qualified. The Board of Directors proposes for election as Class C Director the nominee listed below, to serve as a Class C Director until the 2004 annual meeting or until her successor is elected and has qualified. Any vacancy on the Board of Directors may be filled either by the Board of Directors or by the stockholders, and the term of any director elected to fill a vacancy expires at the next stockholders' meeting at which directors are elected. The nominee for Class C Director listed below was elected as a Class C Director in November 2002 by the Board of Directors to serve until the 2003 annual meeting. Until this appointment in November 2002, this board position was vacant.

     Proxies in the enclosed form may also be voted for the election as Class B or C Directors of substitute nominees who may be named by the Board of Directors to replace any of the nominees who become unavailable to serve for any reason. No such unavailability is presently known to the Board of Directors. There are no arrangements or understandings relating to any person's service or prospective service as a Class B or C Director of the Company. No person listed below will be elected as a Class B or C Director unless such person receives the affirmative vote of the holders of a majority of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting at which a quorum is present. If more persons than the number of directors to be elected receive a majority vote, then those persons receiving the highest number of votes will be elected. The Proxyholder named in the accompanying proxy card will vote FOR the nominees unless otherwise directed therein. Abstentions by holders of shares entitled to vote and represented at the meeting will be counted as present but not voting for the purposes of calculating the vote with respect to the election of Class B or C Directors. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the election of the Class B and C Directors, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

     The following tables list the nominees for Class B and C Director and show, as of January 7, 2003, their respective beneficial ownership of common stock of the Company. Hugh V. Sanderson is the brother of Robert Buck Sanderson (Class C Director), and is the cousin of Joe F. Sanderson, Jr. (Class A Director) and William R. Sanderson (Class C Director).

                                                             Shares
Nominees for                                  Director    Beneficially     Percent
Class B Director                      Age      Since        Owned (1)      of Class
----------------                      ---      -----       ---------       --------

Class B (Term expiring in 2006)
     Hugh V. Sanderson (2)            41       2000       3,125,316        24.01%
     Rowan H. Taylor                  78       1989           5,500         (5)
     John H. Baker, III (3)           61       1994          16,500         (5)
     D. Michael Cockrell (4)          45       1998          38,492         (5)

---------------------------------

         (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the notes below.

         (2) See note (8) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

         (3) The amount in the table includes 16,500 shares owned of record by a trust for the benefit of Mr. Baker's wife, as to which an institutional trustee exercises sole voting and investment power, and as to which Mr. Baker, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership.

         (4) See note (10) to the table under the caption ?Proxy Statement, Beneficial Ownership? for a description of the nature of Mr. Cockrell's beneficial ownership.

         (5) Less than 1%.

         The Board of Directors recommends a vote FOR the election of Hugh V. Sanderson, Rowan H. Taylor, John H. Baker, and D.
Michael Cockrell as Class B Directors.

                                                           Shares
Nominee for                               Director      Beneficially    Percent
Class C Director                     Age   Since          Owned (1)     of Class
----------------                     ---   -----          ---------      -------

Class C (Term expiring in 2004)
     Gail Jones Pittman              49     2002            0              0%


The Board of Directors recommends a vote FOR the election of Gail Jones Pittman as a Class C Director.

Directors Continuing in Office

     The following table lists the Class A and Class C Directors of the Company, whose terms expire at the 2005 and 2004 annual meetings, respectively, and shows, as of January 7, 2003, the beneficial ownership of common stock by each of them. Joe F. Sanderson, Jr. (Class A Director) is the brother of William R. Sanderson (Class C Director), and is the cousin of Robert Buck Sanderson (Class C Director) and Hugh V. Sanderson (Class B Director). Robert Buck Sanderson (Class C Director) is the cousin of Joe F. Sanderson, Jr. (Class A Director) and William R. Sanderson (Class C Director), and is the brother of Hugh V. Sanderson (Class B Director). William R. Sanderson (Class C Director)is the brother of Joe
F. Sanderson, Jr. (Class A Director) and is the cousin of Robert Buck Sanderson (Class C Director) and Hugh V. Sanderson (Class B Director).

                                                         Shares
Name of                                     Director   Beneficially     Percent
Continuing Director                    Age   Since      Owned (1)      of Class
-------------------                    ----  -----     ---------       --------

Class A (Term expiring in 2005)

   Joe F. Sanderson, Jr. (2)           56     1984      2,870,902         22.05%
   Charles W. Ritter, Jr.              65     1988         12,000           (6)
   Phil K. Livingston                  59     1989         14,700           (6)
   Lampkin Butts (3)                   51     1998      1,256,196          9.65%

Class C (Term expiring in 2004)

  Robert Buck Sanderson (4)           49      1992      3,134,753         24.08%
  William R. Sanderson (5)            46      1998      2,829,128         21.73%
  Donald W. Zacharias                 67      1988            150            (6)


(1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the notes below.

(2) See Note (6) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

(3) See Note (12) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Butts's beneficial ownership.

(4) See note (9) to the table under the caption ?Proxy Statement, Beneficial Ownership? for a description of the nature of Mr. Sanderson's beneficial ownership.

(5) See Note (7) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

(6) Less than 1%.

Principal Occupations and Certain Directorships

     The following paragraphs identify the principal occupations of all directors of the Company and directorships they hold in other companies with securities registered with the Securities and Exchange Commission. Except as otherwise indicated, each director has served for at least five years in the position shown.

     Joe F. Sanderson, Jr. has served as President and Chief Executive Officer of the Company since November 1, 1989, and as Chairman of the Board of Directors since January 8, 1998. Mr. Sanderson is a member of the Company's Executive Committee.

     Charles W. Ritter, Jr. served, from 1967 to 2002, as President and a Director of the Attala Company, which is principally engaged in the business of milling and selling feed and corn meal. He now serves as a management consultant to the Attala Company. He has also served as President of JRS, Inc., a family owned real estate investment firm, since 1973. Mr. Ritter is a director of First M & F Corp. and Merchants & Farmers Bank, Kosciusko, Mississippi, and chairs the audit committee of First M & F Corp.'s Board of Directors.

     Phil K. Livingston served as President and Chief Executive Officer of Citizens National Bancshares, Inc. in Hammond, Louisiana, from its organization in 1983, until its merger into Deposit Guaranty Corporation on May 19, 1995. Citizens National Bancshares, Inc., which was dissolved with the merger, was the parent company of Citizens National Bank, and is now a wholly owned subsidiary of Deposit Guaranty Corporation as a result of such merger. In July 1996, the Citizens National Bank's charter was amended to change its name to Deposit Guaranty National Bank of Louisiana. Mr. Livingston retired in 1998, but served as a banking consultant to AmSouth Corporation until 2001. He is retired.

     Hugh V. Sanderson was employed by the Company as a Corporate Sales Manager from 1994 until 2000 and has served as Manager of Customer Relations since 2000. At a special meeting called for that purpose on January 6, 2000, Mr. Sanderson was elected by the Board of Directors to fill the unexpired term of his father, Dewey R. Sanderson, Jr., who died on December 2, 1999. Mr. Sanderson was elected by the shareholders on February 25, 2000 as a Class B Director.

     Rowan H. Taylor served as President of Mississippi Valley Title Insurance Company from 1975 until 1989, and as Chairman of the Board and Chief Executive Officer of that company from 1989 until 1992. Until December 1, 2001, Mr. Taylor served as counsel to the Jackson, Mississippi law firm of Alston & Jones. Mr. Taylor served as an advisory director of Trustmark Corporation and Trustmark National Bank located in Jackson, Mississippi until his retirement from such position in 1995, and serves as counsel for First American Title Insurance Company of Santa Ana, California.

     John H. Baker, III has been the sole proprietor of John H. Baker Interests, a real estate and development company in Houston, Texas, since 1968.

     Donald W. Zacharias served as President of Mississippi State University from 1985 until his retirement in December 1997, when he became President Emeritus.

     Gail Jones Pittman has served, since its founding in 1979, as Chief Executive Officer of Gail Pittman, Inc., an entrepreneurial business creating individually hand-painted, semi-vitreous china dinnerware and home accessories located in Ridgeland, Mississippi.

     Robert Buck Sanderson has been employed by the Company since January 1, 1993, and has served as Corporate Live Production Assistant since 1999. From 1978 through 1992, Mr. Sanderson served as President of Pioneer Hardware & Supply Co., Inc. in Laurel, Mississippi.

     William R. Sanderson has served, since 1996, as Director of Marketing for the Company. Prior to 1996, Mr. Sanderson served as Director of Prepared Foods for the Company. Mr. Sanderson is a member of the Company's Executive Committee.

     Lampkin Butts has served, since 1996, as Vice President-Sales for the Company. Prior to 1996, Mr. Butts served as Director of Processing and Sales for the Company. Mr. Butts is a member of the Company's Executive Committee.

     D. Michael Cockrell has served, since 1993, as Treasurer and Chief Financial Officer for the Company. Prior to 1993, Mr. Cockrell was a shareholder and member of the law firm Wise Carter Child & Caraway of Jackson, Mississippi. Mr. Cockrell is a member of the Company's Executive Committee.

Committees of the Board of Directors and Attendance at Meetings

     As of the date of this Proxy Statement, the Company's Board of Directors had appointed one standing committee, which is the Audit Committee. During the fiscal year ended October 31, 2002, the Board of Directors met 5 times. Each incumbent director attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings held during the period for which he was a director and (ii) the total number of meetings held by the committees of the Board of which he was a member during the period in which he served.

     At its July 2002 meeting, the Board of Directors appointed a Nominating Committee to consider nominees for Class B directors and to consider a nominee for the vacant position as a Class C director. The nominees were proposed to the committee by various sources, including members of the full Board of Directors. This Nominating Committee met twice during fiscal 2002, with all members present at both meetings. The members of this committee consisted of all outside, independent directors, who were, prior to Ms. Pittman's appointment to the Board in November, Messrs. Livingston, Ritter, Baker, Zacharias and Taylor. Also at its July 2002 meeting, the Board of Directors appointed a Compensation Committee consisting of all outside, independent directors to review the compensation package of the President, Chief Executive Officer and Chairman of the Board. This Committee made recommendations with respect to this matter at the October 2002 meeting of the full Board of Directors, and its report is set forth below under "Executive Compensation." The Nominating and Compensation Committees were appointed on an ad hoc basis.

Audit Committee Report

     To the extent provided by Item 7(d)(3)(v) of SEC Regulation 14a-101 of the Securities and Exchange Commission (SEC), this section shall not be deemed to be proxy "soliciting material" or to be "filed" with the SEC or subject to its proxy regulations or to the liabilities of section 18 of the Exchange Act.

     At its October 2002 meeting, the Board of Directors, upon recommendation of the Audit Committee, voted to revise the Audit Committee's charter in anticipation of changes to the rules of the National Association of Securities Dealers (NASD) governing audit committees. A copy of the revised charter is attached to this Proxy Statement as Appendix B. It is expected that the charter will be revised again after the changes to the NASD rules are finalized and adopted. The function of the Audit Committee is, among other things, to recommend the independent auditors to the Board of Directors, to review the scope of the independent auditors' audit, to review the Company's major accounting and financial reporting policies and practices and systems for compliance with applicable statutes and regulations, and to review the Company's internal auditing functions. The members of the Audit Committee are Messrs. Ritter, Livingston and Zacharias, and the Audit Committee met 5 times during fiscal 2002 with all members present at each meeting.


     The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). SAS 61 requires the independent auditor to provide the Audit Committee with information regarding the scope and results of an audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process. The Audit
Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended October 31, 2002 be included in the Company's Annual Report on Form 10-K for such fiscal year for filing with the SEC.

     Each member of the Audit Committee is independent (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers).

                             Phil K. Livingston
                             Charles W. Ritter, Jr.
                             Donald W. Zacharias


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the SEC reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of written information provided by such persons, the officers, directors and greater than 10% shareholders of the Company are in full compliance with all Section 16(a) filing requirements, except as follows: Mr. Grimes inadvertently failed to file a Form 3 when he became an executive officer on November 1, 1993; Form 4's when he exercised stock options twice in 2002; and Form 5's to reflect grants of stock options to him as follows: one grant in each of the fiscal years 1996, 1997, 1998, 2001 and 2002, and two grants in fiscal year 2000. Mr. Cockrell inadvertently failed to file a Form 4 when he exercised options once in fiscal year 2002, and Form 5's to reflect grants of stock options or phantom stock rights to him as follows: one grant of options in each of the fiscal years 1996, 1997, 1998, 2000, 2001 and 2002, and one grant of phantom stock rights in fiscal year 2000. Mr. Butts inadvertently failed to file Form 4's timely when he exercised options twice in fiscal year 2002, and Form 5's to reflect grants of stock options or phantom stock rights to him as follows: one grant of options in the fiscal years 1996, 1997, 1998o, 2000, 2001 and 2002, and one grant of phantom stock rights in fiscal year 2000. Mr. Joe F. Sanderson, Jr. inadvertently failed to file a Form 4 to reflect a grant of stock options in 2002, and Form 5's to report the grant of stock options in fiscal years 1997 and 1998 and the grant of phantom stock rights in fiscal 2000. Mr. William R. Sanderson inadvertently failed to file a Form 5 to report the grant of stock options in fiscal years 1996, 1997, 1998, 2000, 2001 and 2002, and one grant of phantom stock rights in fiscal year 2000. Mr. Hugh V. Sanderson inadvertently failed to file a Form 5 to report the grant of stock options in fiscal years 1997, 1998, 2000 and 2002. Mr. Robert B. Sanderson inadvertently failed to file a Form 5 to report the grant of stock options in fiscal year 2000.

     Form 5's reflecting each of these transactions were filed with the SEC on or about January 16, 2003, and transactions occurring during the last three fiscal years are properly reported for Messrs. Joe F. Sanderson, Cockrell, Butts and Grimes in the compensation and ownership tables included in this proxy statement, and have been reported in the appropriate tables in past proxy statements. Also, each of these transactions has been reflected on Form 4's filed subsequent to the events described above.



                             EXECUTIVE COMPENSATION


         The following table sets forth the cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the named executive officers.


                                            Summary Compensation Table
                                            --------------------------

                                                                                              Long-term
                                                                                             Compensation
                                                     Annual Compensation                        Awards
                                  -------------------------------------------------         ------------
                                                                                              Securities
                                                                          Other Annual        Underlying        All Other
           Name and                           Salary          Bonus       Compensation         Options/       Compensation
       Principal Position          Year       ($)            ($)           ($)(1)             SARs(#)(2)        ($)(3)
----------------------------      ------     -------       --------      -------------      ------------      ------------
Joe F. Sanderson, Jr.              2002      671,458       528,683          17,952            105,386           14,506
President and Chief Executive      2001      557,186       296,228          33,346                -0-           11,026
Officer                            2000      542,218           -0-          13,619             75,000            3,626



D. Michael Cockrell                2002      267,328       149,235           1,566             18,000           14,506
Treasurer and                      2001      239,532        89,143             -0-              7,500            8,384
Chief Financial Officer            2000      221,284           -0-             -0-             25,500            2,621



Lampkin Butts                      2002      242,300       135,263             992             18,000           14,506
Vice President - Sales             2001      213,879        79,596             -0-              7,500            8,555
                                   2000      198,406           -0-             -0-             25,500            2,675



James A. Grimes                    2002      143,248        57,120             -0-              7,500           12,091
Secretary                          2001      134,786        35,829             -0-              7,500            5,391
                                   2000      126,930           -0-             -0-             12,500            1,706



     (1) The amounts in the "Other Annual Compensation" column represent, among other things, (A) costs of personal use of Company aircraft for Mr. Sanderson in the amounts of $8,731 for fiscal 2000, $21,661 for fiscal 2001, and $10,537 for fiscal 2002, for Mr. Butts in the amount of $992 for fiscal 2002 and for Mr. Cockrell in the amount of $1,566 for fiscal 2002; and (B) amounts reimbursed for estimated income tax liability related thereto for Mr. Sanderson in the amounts of $4,588 for fiscal 2000, $11,385 for fiscal 2001, and $7,415 for fiscal 2002.

     (2) The amounts in this column include awards of phantom stock granted on April 21, 2000 in the amount of 75,000 shares to Mr. Sanderson and 18,000 shares each to Messrs. Cockrell and Butts.

     (3) The amounts in this column represent the value of the contribution made by the Company to the accounts of the named executive officers under the Company's Employee Stock Ownership Plan, the amounts of matching contributions made to the named executive officers' accounts in the Company's 401(k) plan and payments by the Company on behalf of each named executive officer for term life insurance.

     All employees of the Company, including executive officers, participate in the Company's ESOP. The Company contributed $2.5 million to the ESOP in fiscal 2002, contributed $2.3 million in fiscal 2001, and made no contribution to the ESOP in fiscal 2000. Allocations to the named executive officers' accounts for the fiscal year 2002 were $3,927 for each of Messrs. Sanderson, Cockrell and Butts, and $3,309 for Mr. Grimes, which allocations were made during fiscal 2003 but are included in the table as fiscal 2002 compensation. Allocations to the named executive officers' accounts for the fiscal year 2001 were $4,160 for each of Messrs. Sanderson, Cockrell and Butts, and $3,298 for Mr. Grimes, which allocations were made during fiscal 2002 and are included in fiscal 2002 compensation.

     The Company began matching employee contributions to the Company's 401(k) plan in July 2000. The amounts in this column include matching contributions for Mr. Sanderson in the amounts of $3,626 for fiscal 2000, $11,026 for fiscal 2001 and $6,233 for fiscal 2002; for Mr. Cockrell in the amounts of $2,621 for fiscal 2000, $8,384 for fiscal 2001 and $6,233 for fiscal 2002; for Mr. Butts in the amounts of $2,675 for fiscal 2000, $8,555 for fiscal 2001, and $6,233 for fiscal 2002; and for Mr. Grimes in the amounts of $1,706 for fiscal 2000, $5,391 for fiscal 2001, and $5,298 for fiscal 2002.

     Beginning November 1, 2001, the Company began paying premiums on term life insurance policies for all employees who participate in the Company's health benefit plan. The death benefit under these policies for all salaried employees is an amount equal to such employee's salary, up to a maximum of $100,000, and a minimum of $50,000. During fiscal 2002, the amount paid on behalf of each named executive officer totaled $186.

Option Grants for Fiscal 2002

     The following table sets forth information with respect to option grants to the named executive officers during fiscal 2002.

                                                    Option/SAR Grants in Last Fiscal Year
                                                    -------------------------------------

                                                                                                                   Potential
                                                                                                              Realizable Value at
                                                                                                               Assumed Annual
                                                                                                              Rates of Stock Price
                                                                                                                 Appreciation
                              Individual Grants                                                                for Option Term(1)
------------------------------------------------------------------------------------------------------------------------------------
                           Number of
                           Securities         Options
                           Underlying          /SARs
                           Options/SARs      Granted to       Exercise or
                            Granted         Employees in       Base Price   Expiration
        Name                 (#)(2)          Fiscal Year        ($/Sh)          Date          5% ($)          10% ($)
--------------------     -------------    -------------      -------------  ----------       ----------      ---------
Joe F. Sanderson, Jr.        105,386          33.6%            $17.08        10/23/12      $1,132,006       $2,868,725

D. Michael Cockrell           18,000           5.8%            $18.55        07/24/12        $209,988         $532,151

Lampkin Butts                 18,000           5.8%            $18.55        07/24/12        $209,988         $532,151

James A. Grimes                7,500           2.4%            $18.55        07/24/12         $87,495         $221,729

     (1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as required by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Company's common stock. The gains reflect a future value based upon growth at these prescribed rates. The actual value realized upon the exercise of the options will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise. It should be noted that this method is only one way of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy.

     (2) These awards were made in the form of grants of incentive stock options pursuant to the Company's Stock Option Plan. The Stock Option Plan provides that such options may not be exercised before the one-year anniversary of the date of the grant. The plan also provides that 25% of the options become exercisable on the first anniversary of the date the option was granted. An additional 25% become exercisable on each subsequent anniversary, so that by the fourth anniversary all of the options will have become exercisable.

     Under the provisions of the Stock Option Plan, the option price for incentive stock options must be 100% of the fair market value of a share of the Company's common stock on the grant date. Generally, the fair market value of a share of the Company's common stock on any date is the closing price of the stock on that date reflected in the NASDAQ National Market System, and in no event shall the fair market value of any share be less than its par value.

     The plan does not provide for a cash payment by the Company for income taxes payable as a result of the exercise of a stock option award. The plan does provide that the favorable tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, upon exercise of an incentive stock option will not be available to an option holder who makes a disposition of the stock within two years after the option is granted or within one year after the stock is transferred to the option holder. The plan also contains provisions about the impact of disability, retirement and termination of employment on the exercisability of options. The plan also provides that a change of control of the Company will cause any options that are not by then exercisable to become fully vested and exercisable.

         Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
         -----------------------------------------------------------------------

                                Option/SAR Values
                                -----------------

     The following table sets forth the value at October 31, 2002 of unexercised options for each of the named executive officers.


                      Shares                           Number of Securities
                     Acquired                        Underlying  Unexercised               Value of Unexercised
                        on          Value                 Options/SARs at                      In-the-Money
                     Exercise      Realized             Fiscal  Year-End (#)            Options at Fiscal Year-End ($)
                                                    --------------------------------   ---------------------------------
      Name              (#)           ($)              Exercisable     Unexercisable       Exercisable     Unexercisable
------------------- ------------ -------------      ---------------    -------------   ---------------     -------------
Joe F. Sanderson(1)           0             0           157,500            142,886            942,489        553,174

D. Michael Cockrell(2)    7,500        81,563            44,625             36,375            287,406        182,020

Lampkin Butts(3)         27,500       306,562            24,625             36,375            184,658        182,020

James A. Grimes (4)      12,500       156,563            13,125             24,375            110,439        110,778

(1) Mr. Sanderson's options consist of the following:
    - 60,000 shares granted on July 24, 1997 at $15.00 per share, expiring
      July 23, 2007, all of which are exercisable.
    - 60,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 22, 2008, all of which are exercisable.
    - 75,000 shares granted on April 22, 2000 pursuant to the Company's
      Phantom Stock  Agreement,  at $7.46875 per share,  expiring
      April 21, 2010, of which 37,500 are exercisable.
    - 105,386 shares granted on October 24, 2002, at $17.08 per share, expiring October 23, 2012, of which none are exercisable.

(2) Mr. Cockrell's options consist of the following:
    - 15,000 shares granted on July 24, 1997, at $15.00 per share, expiring July 23, 2007, all of which are exercisable.
    - 15,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 22, 2008, all of which are exercisable.
    - 7,500 shares granted on May 1, 2000, at $7.188 per share, expiring
      April 30, 2010, of which 3,750 are exercisable.
    - 18,000 shares granted on April 22, 2000 under the Company's Phantom
      Stock Agreement, at $7.46875 per share, expiring April 21, 2010, of which 9,000 are exercisable.
    - 7,500 shares granted on April 27, 2001, at $11.10 per share, expiring April 26, 2011, of which 1,875 are exercisable.
    - 18,000 shares granted on July 25, 2002, at $18.55 per share, expiring July 24, 2012, none of which are exercisable.

(3) Mr. Butts's options consist of the following:
    - 15,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 22, 2008, all of which are exercisable.
    - 3,750 shares granted on May 1, 2000, at $7.188 per share, expiring
      April 30, 2010, none of which are exercisable.
    - 18,000 shares granted on April 22, 2000 under the Company's Phantom Stock Agreement, at $7.46875 per share, expiring April 21, 2010, of which 9,000 are exercisable.
    - 6,250 shares granted on April 27, 2001, at $11.10 per share, expiring April 26, 2011, of which 625 are exercisable.
    - 18,000 shares granted on July 25, 2002, at $18.55 per share, expiring July 24, 2012, none of which are exercisable.

(4) Mr. Grimes's options consist of the following:
    - 5,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 22, 2008, all of which are exercisable.
    - 5,000 shares granted on April 24, 2000, at $7.46875 per share, expiring on April 23, 2010, of which 2,500 are exercisable.
    - 7,500 shares granted on May 1, 2000, at $7.188 per share, expiring on April 30, 2010, of which 3,750 are exercisable.
    - 7,500 shares granted on April 27, 2001, at $11.10 per share, expiring April 26, 2011, of which 1,875 are exercisable.
    - 7,500 shares granted on July 25, 2002, at $18.55 per share, expiring July 24, 2012, none of which are exercisable.

Director's Fees

     During fiscal 2002, directors who were not also officers or employees of the Company received a fee of $6,000 per Board of Directors meeting attended plus an annual stipend of $15,000. Committee members also receive a fee of $6,000 per committee meeting attended, if those committee meetings are not held in connection with a meeting of the full Board of Directors.

Report on Executive Compensation; Compensation Committee Interlocks and Insider Participation

     The Company did not have a standing Compensation Committee for the fiscal year ended 2002, but appointed an ad hoc Compensation Committee on July 25, 2002 to consider the compensation package for the Chief Executive Officer, President and Chairman of the Board. This committee consisted of all outside, independent directors, and this committee prepared the following report.

     Generally, because of the cyclical nature of the Company's business, executive officer compensation, including the compensation of the Chief
Executive Officer, is not directly related to factors such as profitability, sales growth, return on equity or market share. In especially profitable years, the Company may award bonuses, as described below. A compensation committee consisting of all outside, independent directors was formed on July 25, 2002 to consider the compensation package of the President and Chief Executive Officer. It is expected that such a committee will be formed each year by the Board of Directors for the sole purpose of making future compensation decisions regarding the Chief Executive Officer.

     The annual compensation for the Treasurer and Chief Financial Officer ("CFO") and the Vice President-Sales ("VP-Sales") is determined by the CEO. The annual compensation of the Secretary (?Secretary?) is determined by the CFO. The components of the annual compensation paid to the CEO, CFO, VP-Sales and Secretary are as follows: (i) base salary; (ii) a bonus calculated pursuant to the provisions of the Company's Bonus Award Program; (iii) stock option awards made under the Company's Stock Option Plan; and (iv) allocation of contributions made by the Company to the respective accounts of the CEO, CFO, VP-Sales and Secretary under the ESOP.

     Base salaries for executive officers of the Company are originally fixed using a comparison of similarly situated officers of other poultry companies. However, the Company does not target the base salaries of its executive officers at any particular point in the range established by that comparison. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company's current ability to pay. Periodic increases in base salary are based on evaluations of the executive officers' past and current performance, as well as current market conditions and the Company's ability to pay. In addition, in accordance with the Company's Wage and Salary Administration manual in effect since 1979, the base salary of each salaried employee of the Company, including the executive officers, is increased on January 1 of each year to reflect cost of living increases, provided that the Company is in a financial position to make an increase. In January 2001, the base salary of all salaried employees of the Company, including the executive officers, was increased for the cost of living adjustment by 2.5%. The cost of living increase for 2002, which took effect January 1, 2002, was 1.5%. The cost of living increase for 2003, which took effect on January 1, 2003, was 1.0%.

     The executive officers of the Company are participants in the Company's Stock Option Plan and have received awards of stock options from time to time since the plan was adopted by the full Board of Directors and approved by the shareholders in 1993. The Board of Directors also approved the award of phantom stock to certain of the Company's executive officers and key employees on April 21, 2000, pursuant to Phantom Stock Agreements dated that date which comprise the Company's Phantom Stock Plan. The Phantom Stock Plan was approved by the stockholders on February 28, 2002. The timing and amount of awards under the Stock Option Plan and pursuant to the Phantom Stock Plan are determined by the full Board of Directors of the Company, and are based on factors such as years of service, responsibilities, individual performance and long-term incentives awarded to similarly situated officers and executives of other poultry companies.

     The CEO, CFO, VP-Sales and Secretary are participants in the Company's Bonus Award Program, which covers all salaried employees of the Company. The amounts payable to all salaried employees, including the executive officers, are based on the Company's financial performance and its operating performance relative to other companies in the industry. The bonus for the CEO, CFO, VP-Sales and Secretary is calculated by multiplying such person's average monthly salary by 12 and multiplying that product by a percentage ranging from 25% to 100% for the CEO, and from 17.5% to 70% for the CFO, VP-Sales and Secretary, depending on the performance of the Company. No bonuses were paid for fiscal 2000. Bonuses were paid in January 2002 for fiscal 2001, and were paid in January 2003 for fiscal 2002.

     In addition, all executive officers participate in the Company's Employee Stock Ownership Plan, which covers all employees of the Company. Allocations to the executive officers under this plan are made on the same basis as allocations to all other participants. On October 31, 2002, the Company made a contribution to the ESOP in the amount of $2.5 million for fiscal 2002, but none of such amount has been allocated to the accounts of participants as of the date of this Proxy Statement. On October 31, 2001, the Board of Directors authorized a contribution to the ESOP in the amount of $2.3 million, which contribution was allocated to the participants' accounts during fiscal 2002. No contribution was made by the Company to the ESOP during or for fiscal 2000, and the Board of Directors determined that none will be.

                         Donald W. Zacharias
                         Rowan H. Taylor
                         John H. Baker, III
                         Phil K. Livingston
                         Charles W. Ritter, Jr.

Performance Graph

     The following graph presents a comparison of the five year cumulative total stockholder return(1) among the Company, the NASDAQ Composite Index, and a group of peer companies. The peer group consists of the following companies: Cagles, Inc., Pilgrim's Pride, Inc., WLR Foods, Inc. and Tyson Foods, Inc. (the "Peer Group Index"). The Company selected the Peer Group Index because the return reflected in the Peer Group Index presents stockholders with a comparison of total stockholder return with other publicly held companies in our industry.


                                     YEARS(1)
                                     ------

                        1997     1998      1999       2000       2001      2002
                        ----     ----      ----       ----       ----      ----
Sanderson Farms, Inc.    100      116        78         56        110       154

NASDAQ Composite Index   100      112       189        213        107        85

Peer Group               100      131        81         60         60        60














--------
(1) Fiscal year ends October 31.

                              CERTAIN TRANSACTIONS


     Joe Frank Sanderson, a co-founder of the Company and a member of its Board of Directors, died on January 4, 1998. Dewey R. Sanderson, Jr., also a co-founder of the Company and a member of its Board of Directors, died on December 2, 1999. The common stock of the Company owned of record by Joe Frank Sanderson and Dewey R. Sanderson, Jr. is now owned of record by the Estate of Joe Frank Sanderson (the "JFS Estate") and the Estate of Dewey R. Sanderson, Jr. (the "DRS Estate"), respectively (collectively, the "Estates"). The co-executors of the JFS Estate are Joe Frank Sanderson's sons, Joe F. Sanderson, Jr., an officer and director of the Company, and William R. Sanderson, a director of the Company; and the co-executors of the DRS Estate are Dewey R. Sanderson, Jr.'s sons, Hugh V. Sanderson and Robert Buck Sanderson, both of whom are directors of the Company. Each of the Estates owns of record more than 5% of the Company's common stock.

     On March 21, 2000, the JFS Estate borrowed $13,500,000 from Harris Trust & Savings Bank and SunTrust Bank under a Credit Agreement dated as of that date (the "Credit Agreement"). The entire proceeds were used to pay the JFS Estate's obligations to another financial institution incurred for the payment of federal and state estate taxes. The loan under the Credit Agreement is secured by the JFS Estate's pledge of 2,299,672 shares of common stock of the Company. The loan requires that the ratio of the principal amount of the loan, divided by the market value of the pledged common stock ("Loan-to-Value Ratio") not exceed 60%. In making this calculation, the value of the pledged common stock is its market value, except that if the market value is less than $5 per share, the common stock is deemed to have no collateral value. In addition, in making this calculation, the principal amount of the loan is reduced by any cash collateral held by the banks and also by the principal amount of any guarantee of the loan that the Company may decide to give to the banks. On June 15, 2000, the Company delivered to Harris Trust and Savings Bank and SunTrust Bank its guarantee of $3,206,000 of the $13,500,000 loan described above. The JFS Estate is required by the Credit Agreement to notify the lenders if at any time the Loan-to-Value Ratio exceeds 60%, and then to reduce the Loan-to-Value Ratio to 50% within five business days thereafter by either pledging additional collateral acceptable to the banks or by reducing the principal amount of the loan outstanding. The amount of the guarantee delivered on June 15, 2000 was calculated to bring the Loan-to-Value Ratio to 50%, which was required of the JFS Estate, as borrower, because the market value of the pledged common stock of the Company had dropped so that the Loan-to-Value Ratio exceeded 60%. Such guarantee was released by the bank on February 1, 2001 in accordance with the Credit Agreement, which provides that if no Event of Default has occurred and is continuing, the banks will release the Company from the guarantee if the Loan-to-Value Ratio is equal to or below 50% after giving effect to such release. No such guarantee has been in effect since that date.

     Also on June 15, 2000, the JFS Estate entered into an Indemnity Agreement with the Company. The Indemnity Agreement was a condition to the Company's delivery of any guarantee of the JFS Estate's loan. It provides, among other things, that the JFS Estate will indemnify the Company against all liability that the Company may be called upon to pay under its guarantee (and any future guarantee the Company may deliver to the JFS Estate's banks).

     Since the beginning of the fiscal year ended October 31, 2001, the Company has repurchased, pursuant to the Company's stock repurchase program, shares of its common stock from the JFS Estate as follows: 15,000 shares at $10.00 per share on March 6, 2001; 10,000 shares at $13.50 per share on May 29, 2001; 5,000 shares at $11.34 per share on July 10, 2001; 5,000 shares at $14.10 per share on August 27, 2001; 5,000 shares at $14.00 per share on September 28, 2001; 5,000 shares at $14.00 per share on November 11, 2001; and 10,000 shares at $18.25 per share on December 12, 2001. These prices were the closing price of the stock as quoted on the NASDAQ National Market on the day of each purchase.

     On January 3, 2002, pursuant to a Stock Purchase Agreement with each of the Estates, the Company purchased 621,079 shares of the Company's common stock, of which 320,000 were purchased from the JFS Estate and 301,079 from the DRS Estate. The total shares purchased represented 4.5% of the Company's outstanding stock prior to the transactions. The purchase price was $20.42 per share, which was the lower of (i) the closing price of the stock as quoted on the NASDAQ National Market on the day prior to the purchase, and (ii) the average closing price for the five trading days preceding the day of purchase. The purchase price of the shares from the JFS Estate was $6,534,400 and the purchase price of the shares from the DRS Estate was $6,148,033 for a total cost of $12,682,433 for both purchases.

     On January 10, 2003, the Company purchased 50,000 shares of the Company's common stock at a purchase price of $21.25 per share from William R. Sanderson, a director of the Company, for a total purchase price of $1,062,500. These shares were purchased pursuant to the Company's stock repurchase program.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, Independent Auditors, Jackson, Mississippi, were the independent auditors for the Company during the fiscal year ended October 31, 2002. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he desires to do so, and will be available to respond to any appropriate questions.

     Fees related to services performed for the Company by Ernst & Young LLP in fiscal year 2002 are as follows:

          Audit Fees................................. $114,949
          Financial Information Systems Design
          and Implementation Fees....................        0

          All Other Fees............................. $ 91,600
                                                       -------
          Total................................... ...$206,549
                                                      ========

     "Audit Fees" include amounts paid for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Forms 10-Q. "All Other Fees" principally include amounts paid for income tax services and the audit of the Company's benefit plans. The Audit Committee has considered whether the provision of services by Ernst & Young LLP for the Company other than audit services is compatible with maintaining Ernst & Young LLP's independence, and has concluded that it is compatible.

     The Board of Directors of the Company has selected the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended October 31, 2003. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board has chosen to submit it to the stockholders for their approval and ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the Annual Meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended October 31, 2003, in order for this proposal to be adopted. The Proxyholder named in the accompanying proxy card will vote FOR the foregoing proposal unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended October 31, 2003. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the foregoing proposal, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto. If more votes are cast AGAINST this proposal than FOR, the Board of Directors will take such decision into consideration in selecting independent auditors for the Company.

     The Board of Directors recommends a vote FOR the approval and ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended October 31, 2003.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Meeting, each Proxy will be voted in accordance with the discretion of the Proxyholder named therein.

                              STOCKHOLDER PROPOSALS

Procedure

     The Company's By-laws provide that stockholders may nominate individuals for election as directors from the floor at any annual or special meeting of stockholders called for the election of directors only if timely written notice of such nomination has been given to the Secretary of the Company. To be timely, such notice must be received at the principal office of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws specify what such a notice of such nomination must include. In addition, the By-laws set forth the procedure that must be followed by stockholders to properly bring a matter before a stockholders' meeting. If a stockholder wishes to bring a matter before the meeting that has not been specified in the notice of the meeting, the stockholder must deliver written notice of said stockholder's intent to bring the matter before the meeting of stockholders so that the notice is received by the Secretary of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws also specify what such a notice must include.

2004 Annual Meeting

     A stockholder who intends to present a proposal, which relates to a proper subject for stockholder action, at the 2004 Annual Meeting of Stockholders and who wishes such proposal to be considered for inclusion in the Company's proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company's principal executive offices no later than October 2, 2003. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its President. Any proposal submitted after October 2, 2003 shall be considered untimely and will not be considered for inclusion in the Company's proxy material for the 2004 annual meeting.

                     METHODS AND COST OF SOLICITING PROXIES

     The Proxy card enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to solicitation of stockholders of record by mail, telephone or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company will reimburse them for their mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of common stock. Whether or not you expect to be present at the Annual Meeting, please sign, date and return the enclosed Proxy card promptly. No postage is necessary if mailed in the United States. The cost of solicitation, including the preparation, printing and mailing, is being paid by the Company.

                        ADDITIONAL INFORMATION AVAILABLE

     Upon written request of any shareholder, the Company will furnish a copy of the Company's 2002 Annual Report on Form 10-K, as filed with the United States Securities and Exchange Commission, including the financial statements and schedules thereto. The written request should be sent to D. Michael Cockrell, Treasurer and Chief Financial Officer, Sanderson Farms, Inc., P. O. Box 988, Laurel, Mississippi 39441. The written request must state that as of January 7, 2003, the person making the request was a beneficial owner of capital stock of the Company.

                                      BY ORDER OF THE BOARD OF DIRECTORS:


                                     /s/ James A. Grimes, Secretary
                                     Secretary

Dated: January 30, 2003

                                   APPENDIX A


                              SANDERSON FARMS, INC.
                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER
Purpose

The Audit Committee is appointed by the Board from among its members to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board. Meetings The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.
The Audit Committee, to the extent it deems necessary or appropriate, shall:
Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant consultations with national or industry resources outside the audit engagement team, any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.   Review and discuss quarterly reports from the independent auditors on:

a)       All critical accounting policies and practices to be used.

b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.   Discuss  with  management  and  the  independent   auditor  the  effect  of
     regulatory  and  accounting   initiatives  as  well  as  off-balance  sheet
     structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

10.  Review and evaluate the lead partner of the independent auditor team.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13. Review any proposal by management to hire any employee or former employee of the Company's independent auditor who participated in any capacity in the audit of the Company, and make its recommendation to the Board of Directors concerning the proposed hiring of such person.

14. If consultations are reported by the independent auditor in accordance with paragraph 3, discuss with the person consulted any issues that the Committee deems worthy of further inquiry.

15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

16.  Review the appointment and replacement of the chief internal auditor.

17. Review the significant reports to management prepared by the internal auditing department and management's responses.

18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

23. Discuss with the Company's executives responsible for legal matters, any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role



While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.